UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2010

WESTWOOD HOLDINGS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31234	75-2969997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Crescent Court, Suite 1200

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(214) 756-6900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 24, 2010, Westwood Holdings Group, Inc. (also referred to as the “Company,” the “Registrant,” “we,” “us” or “our”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing the closing of the acquisition of all of the outstanding membership interests of McCarthy Group Advisors, L.L.C., a Nebraska limited liability company and registered investment advisor based in Omaha, Nebraska. Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we hereby amend the report previously filed on November 24, 2010 to provide Item 9.01 – Financial Statements and Exhibits to add the historical financial statements of McCarthy Group Advisors, L.L.C. and the pro forma financial information required by Item 9.01. Except as described herein, all information in the Initial Form 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:

Attached as Exhibit 99.1 are the following financial statements as required by Item 9.01(a)(1) of Form 8-K:

The audited financial statements of McCarthy Group Advisors, L.L.C. for the years ended December 31, 2009 and 2008 and the unaudited interim financial statements for the nine-month periods ended September 30, 2010 and 2009 as follows:

Independent Accountants’ Report

Financial Statements:

Balance Sheets

Statements of Income

Statements of Members’ Equity

Statements of Cash Flows

Notes to Financial Statements

(b)	Pro Forma financial information.:

Attached as Exhibit 99.2 is the following pro forma financial information as required by Item 9.01(b)(1) of Form 8-K:

Pro forma Unaudited Condensed Combined Balance Sheet as of September 30, 2010

Pro forma Unaudited Condensed Combined Statement of Income for the Nine Month period ended September 30, 2010

Pro forma Unaudited Condensed Combined Statement of Income for the Year Ended December 31, 2009

Notes to the Pro forma Unaudited Condensed Combined Financial Statements

(c)	Exhibits:

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited and Unaudited Financial Statements for McCarthy Group Advisors, L.L.C.

99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.

Date: February 3, 2011	/S/ WILLIAM R. HARDCASTLE, JR.
William R. Hardcastle, Jr.,
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited and Unaudited Financial Statements for McCarthy Group Advisors, L.L.C.

99.2	Unaudited Pro Forma Condensed Combined Financial Information